UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant	Filed by a Party other than the Registrant

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Preliminary Proxy Statement

CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material under §240.14a-12

YUM! BRANDS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 16, 2019.

            YUM! BRANDS, INC.

YUM! BRANDS, INC.

1441 GARDINER LANE

LOUISVILLE, KY 40213

Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 18, 2019
Date: May 16, 2019 Time: 9:00 A.M., EDT
Location:	Yum! Conference Center
1900 Colonel Sanders Lane
Louisville, Kentucky 40213

You are receiving this Notice because you hold shares in YUM! Brands, Inc. (NYSE: YUM), the world’s largest restaurant company and parent of KFC, Pizza Hut and Taco Bell Restaurants. This year we are making our proxy materials available on the Internet to expedite your receipt of these materials, while also lowering costs and helping reduce our carbon footprint.

This Notice is only intended to be an overview and we encourage you to access the complete information online or by requesting a paper copy (see reverse side for details).

Please note that this is not a ballot and you cannot use this Notice to vote these shares.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT            ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:       www.proxyvote.com

2) BY TELEPHONE:   1-800-579-1639

3) BY E-MAIL*:             sendmaterial@proxyvote.com

*   If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 2, 2019 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person:  If you plan to attend the meeting, please bring this Notice or a current broker statement showing YUM Shareownership, and a valid picture ID. At the Meeting, you will need to request a ballot to vote these shares.

Vote By Internet:  To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail:  You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends a vote FOR items 1, 2 and 3, and AGAINST items 4, 5 and 6.

1.	Election of Directors.

 Nominees:

1a.	Paget L. Alves

1b.	Michael J. Cavanagh

1c.	Christopher M. Connor

1d.	Brian C. Cornell

1e.	Greg Creed

1f.	Tanya L. Domier

1g.	Mirian M. Graddick-Weir

1h.	Thomas C. Nelson

1i.	P. Justin Skala

1j.	Elane B. Stock

1k.	Robert D. Walter

2.	Ratification of Independent Auditors.

3.	Advisory Vote on Executive Compensation.

4.	Shareholder Proposal Regarding the Issuance of

 a Report on Renewable Energy.

5.	Shareholder Proposal Regarding Issuance

 of Annual Reports on Efforts to Reduce

 Deforestation.

6.	Shareholder Proposal Regarding the Issuance of

 a Report on Sustainable Packaging.